UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 25, 2024

BKV CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-42282	85-0886382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 17th Street, Suite 2100 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 375-9680

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BKV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On September 25, 2024, BKV Corporation, a Delaware corporation (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Company and Citigroup Global Markets Inc. and Barclays Capital Inc., as representatives of the several underwriters named in Schedule A thereto (the “Underwriters”), providing for the offer and sale by the Company (the “Offering”), and the purchase by the Underwriters, of 15,000,000 shares of common stock of the Company, par value $0.01 per share (the “Common Stock”), at a price to the public of $18.00 per share. Pursuant to the Underwriting Agreement, the Company also granted the Underwriters an option for a period of 30 days to purchase up to an additional 2,250,000 shares of Common Stock on the same terms.

The material terms of the Offering are described in the prospectus, dated September 25, 2024 (the “Prospectus”), filed by the Company with the Securities and Exchange Commission (the “Commission”) on September 27, 2024 pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is registered with the Commission pursuant to a Registration Statement on Form S-1, as amended (File No. 333-268469), initially filed by the Company with the Commission on November 18, 2022 (the “Registration Statement”).

The Underwriting Agreement contains customary representations, warranties and agreements of the parties, and customary conditions to closing, obligations of the parties and termination provisions. The Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act.

On September 27, 2024, the Company completed the Offering and received proceeds (net of underwriting discounts and commissions but before offering expenses) from the Offering of approximately $253.8 million. As described in the Prospectus, the Company intends to use approximately $230.0 million of the net proceeds from the Offering to repay certain indebtedness, which may include some or all of the $50.0 million of aggregate principal outstanding under the Company’s Amended and Restated Loan Agreement with Banpu North America Corporation (“BNAC”) and the outstanding revolving borrowings under the Company’s reserve-based lending agreement. Following the application of such proceeds, the Company intends to use the remainder of the net proceeds for growth capital expenditures and for other general corporate purposes, which may include the expansion of the Company’s carbon capture, utilization and sequestration business.

As more fully described in the Prospectus, affiliates of certain of the Underwriters are lenders under the Company’s reserve-based lending agreement and, in addition, certain of the Underwriters and their affiliates have provided in the past to the Company and its affiliates and may provide from time to time in the future certain commercial banking, financial advisory, investment banking and other services for the Company and such affiliates in the ordinary course of their business, for which they have received and may continue to receive customary fees and commissions. In addition, from time to time, certain of the Underwriters and their affiliates may effect transactions for their own account or the account of customers, and hold on behalf of themselves or their customers, long or short positions in the Company’s debt or equity securities or loans, and may do so in the future.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Stockholders’ Agreement

In connection with the closing of the Offering, on September 27, 2024, the Company entered into a new stockholders’ agreement (the “Stockholders’ Agreement”) with BNAC. Pursuant to the terms of the Stockholders’ Agreement, for so long as BNAC and Banpu Public Company Limited (“Banpu”) beneficially own 10% or more of the Company’s voting stock, BNAC will be entitled to designate for nomination to the Company’s board of directors a number of individuals approximately proportionate to such beneficial ownership, provided that (i) from the completion of the Offering until the first anniversary of the completion of the Offering, at least three board seats will not be BNAC designees, (ii) from and after the first anniversary of the completion of the Offering until the first date on which BNAC and Banpu beneficially own 50% or less of the Company’s voting stock, at least four board seats will not be BNAC designees, and (iii) from and after the first date on which BNAC and Banpu beneficially own 50% or less of the Company’s voting stock, a number of board seats equal to the minimum number of directors that would constitute a majority of the total number of directors comprising the Company’s board of directors will not be BNAC designees. Under the Stockholders’ Agreement, the Company has agreed to use its best efforts to cause the election of the individuals nominated by BNAC to the Company’s board of directors, including nominating such individuals to be elected as a director, recommending their election and soliciting proxies or consents in favor of their election. The Stockholders’ Agreement also provides that the Company and BNAC shall, to the extent permitted by law, take actions to cause the Company’s Chief Executive Officer to be included in the Company’s board of directors.

In addition, for so long as BNAC and its affiliates beneficially own shares of the Company’s voting stock representing at least 25% of the Company’s total voting power, BNAC will have the right to designate the chairman of the Company’s board of directors from among its designees. The Stockholders’ Agreement will also provide BNAC with certain information rights for so long as it continues to own shares of the Company’s voting stock representing at least 25% of the Company’s voting power. Further, the Company may not amend its charter or its bylaws in a manner inconsistent with the rights granted to BNAC pursuant to the Stockholders’ Agreement without BNAC’s consent.

The Stockholders’ Agreement will terminate on the earlier to occur of (i) such time as BNAC is no longer entitled to designate a director pursuant to the Stockholders’ Agreement and (ii) the delivery of written notice by BNAC to the Company requesting termination of the Stockholders’ Agreement.

The Stockholders’ Agreement provides BNAC and its affiliates with the right, in certain circumstances, to require the Company to register its shares of Common Stock constituting registrable securities under the Securities Act for sale into the public markets and with certain piggyback registration rights. The Stockholders’ Agreement also provides that the Company will pay certain expenses of BNAC and its affiliates relating to such registrations and indemnify them against certain liabilities that may arise under the Securities Act.

The foregoing description of the Stockholders’ Agreement is not complete and is qualified in its entirety by reference to the full text of the Stockholders’ Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Amended and Restated Tax Sharing Agreement

In connection with the closing of the Offering, on September 27, 2024, the Company entered into an amended and restated tax sharing agreement (the “Amended and Restated Tax Sharing Agreement”) with BNAC. The Amended and Restated Tax Sharing Agreement sets forth the principles and responsibilities (i) governing the allocation of consolidated U.S. federal income tax liabilities and consolidated, combined and unitary state and local income tax liabilities between the Company and BNAC during the periods in which the Company has been and is included in any consolidated or combined income tax return filed by BNAC, (ii) specifying the allocation of tax attributes and tax liabilities in connection with deconsolidation and (iii) setting forth agreements with respect to certain other tax matters.

The Amended and Restated Tax Sharing Agreement contains provisions that the Company believes are customary for tax sharing agreements between members of a consolidated group. In particular, the Company makes payments to BNAC in respect of its allocable share of the U.S. federal income consolidated tax liability and state and local combined tax liability, in each case as determined on a separate return basis. In addition, the Company is compensated for the use of its net operating losses and other tax assets to the extent such assets reduce the U.S. federal income consolidated tax liability or state and local combined tax liability, as applicable, during the periods in which the Company has been and is included in any consolidated or combined income tax return filed by BNAC. The Amended and Restated Tax Sharing Agreement also includes customary indemnification clauses and survives until all obligations and liabilities of the parties arising under the agreement are satisfied.

The foregoing description of the Amended and Restated Tax Sharing Agreement is not complete and is qualified in its entirety by reference to the full text of the Amended and Restated Tax Sharing Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information provided in Item 1.01 hereto under the headings “Stockholders’ Agreement” and “Amended and Restated Tax Sharing Agreement” and in Item 5.03 hereto is incorporated into this Item 3.03 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director and Officer Indemnity Agreements

In connection with the Offering, the Company entered into Indemnity Agreements (“Indemnity Agreements”) with each of the directors and Section 16 officers of the Company. These Indemnity Agreements require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Company, and to advance certain expenses incurred as a result of any proceeding against them as to which they could be indemnified.

The foregoing description of the Indemnity Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Indemnity Agreements, a form of which is filed as Exhibit 10.9 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

2024 Equity and Incentive Compensation Plan

The Company’s board of directors adopted the 2024 Equity and Incentive Compensation Plan (the “2024 Plan”) to be effective September 25, 2024 to incentivize non-employee directors, officers and other employees of the Company and its subsidiaries. Pursuant to the 2024 Plan, the Company may grant stock options, appreciation rights, restricted stock, restricted stock units, performance shares, performance units, cash incentive awards and certain other awards based on or related to shares of Common Stock.

The foregoing description of the 2024 Plan is not complete and is qualified in its entirety by reference to the full text of the 2024 Plan, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Second Amended and Restated Certificate of Incorporation

On September 27, 2024, in connection with the closing of the Offering, the Company amended and restated its Amended and Restated Certificate of Incorporation (as so amended and restated, the “Second Amended and Restated Certificate of Incorporation”). The description of the Second Amended and Restated Certificate of Incorporation contained in the section of the Prospectus titled “Description of Capital Stock” is incorporated herein by reference.

The foregoing description of the Second Amended and Restated Certificate of Incorporation is not complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Certificate of Incorporation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated into this Item 5.03 by reference.

Second Amended and Restated Bylaws

Effective as of September 27, 2024, the Company amended and restated its Amended and Restated Bylaws (as so amended and restated, the “Second Amended and Restated Bylaws”) in connection with the closing of the Offering. The description of the Second Amended and Restated Bylaws contained in the section of the Prospectus titled “Description of Capital Stock” is incorporated herein by reference.

The foregoing description of the Second Amended and Restated Bylaws is not complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws, which are filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated into this Item 5.03 by reference.

Item 7.01	Regulation FD Disclosure.

On September 25, 2024, the Company issued a press release announcing the pricing of the Offering, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, unless specifically identified in such filing as being incorporated by reference in such filing.

Forward-Looking Statements

The information in this Current Report on Form 8-K includes forward-looking statements within the meaning of the federal securities laws. These statements generally relate to future events or our future financial or operating performance and include statements regarding the intended use of proceeds from the Offering. When used in this Current Report on Form 8-K, words such as “expect,” “project,” “estimate,” “believe,” “anticipate,” “intend,” “budget,” “plan,” “seek,” “envision,” “forecast,” “target,” “predict,” “may,” “should,” “would,” “could,” “will,” the negative of these terms and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Forward-looking statements are based on management’s current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in the Prospectus. The Company undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this Current Report on Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of September 25, 2024, by and among BKV Corporation and Citigroup Global Markets Inc. and Barclays Capital Inc., as representatives of the several underwriters named therein.
3.1	Second Amended and Restated Certificate of Incorporation of BKV Corporation.
3.2	Second Amended and Restated Bylaws of BKV Corporation.
10.1	Stockholders’ Agreement, dated September 27, 2024, by and between BKV Corporation and Banpu North America Corporation.
10.2	Amended and Restated Tax Sharing Agreement, dated September 27, 2024, by and between BKV Corporation and Banpu North America Corporation.
10.3†	BKV Corporation 2024 Equity and Incentive Compensation Plan (the “2024 Plan”).
10.4†	Time Restricted Stock Unit Award Notice and Award Agreement under the 2024 Plan (CEO).
10.5†	Performance-Based Restricted Stock Unit Award Notice and Award Agreement under the 2024 Plan (CEO).
10.6†	Time Restricted Stock Unit Award Notice and Award Agreement under the 2024 Plan (Non-CEO Employee).
10.7†	Performance-Based Restricted Stock Unit Award Notice and Award Agreement under the 2024 Plan (Non-CEO Employee).
10.8†	Restricted Stock Unit Award Notice and Award Agreement under the 2024 Plan (Director).
10.9†	Form of Director and Officer Indemnity Agreement.
99.1	Press Release, dated September 25, 2024.

†           Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BKV CORPORATION

By:	/s/ Christopher P. Kalnin
Christopher P. Kalnin
Chief Executive Officer

Date: September 27, 2024